UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 05, 2022

RADIANT LOGISTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35392	04-3625550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Triton Towers Two 700 S. Renton Village Place Seventh Floor
Renton, Washington		98057
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 425 462-1094

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 Par Value	RLGT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Revolving Credit Facility

Radiant Logistics, Inc. (the “Company,” “we” or “us”) and Radiant Global Logistics, Inc. (“RGLI”) entered into a USD$200.0 million syndicated, revolving credit facility (the “Credit Facility”) pursuant to a Credit Agreement dated as of August 5, 2022 (the “Credit Agreement”). The Credit Facility was entered into with Bank of America, N.A. and BMO Capital Markets Corp. as joint book runners and joint lead arrangers, Bank of America, N.A. as Administrative Agent, Swingline Lender and Letter of Credit Issuer, Bank of Montreal as syndication agent, KeyBank National Association and MUFG Union Bank, N.A. as co-documentation agents and Bank of America, N. A., Bank of Montreal, Keybank National Association, MFUG Union Bank, N.A. and Washington Federal Bank, National Association as lenders (such named lenders are collectively referred to herein as “Lenders”). This replaces our USD$150.0 million facility dated March 13, 2020.

The Credit Facility has a term of five years and is collateralized by a first-priority security interest in the accounts receivable and other assets of the Company and the guarantors named below on a parity basis with the security interest held by Fiera Private Debt Fund IV LP and Fiera Private Debt Fund V LP described below. Borrowings under the Credit Facility accrue interest (at the Company’s option), at a) the Lenders’ base rate plus 0.75 and can be subsequently adjusted based on the Company’s consolidated net leverage ratio under the facility at the Lenders’ base rate plus 0.5% to 1.50%: b) Term SOFR plus 1.65% and can be subsequently adjusted based on the Company’s consolidated net leverage ratio under the facility at Term SOFR plus 1.40% to 2.40%; and c) Term SOFR Daily Floating Rate plus 1.65% and can be subsequently adjusted based on the Company’s consolidated net leverage ratio under the facility at Term SOFR Daily Floating Rate plus .40% to 12.40%. The guarantors of the Credit Facility are Adcom Express, Inc., Radiant Road & Rail, Inc., DBA Distribution Services, Inc., Radiant Trade Services, Inc., Radiant Transportation Services, Inc., Radiant Off-Shore Holdings LLC, Service by Air, Inc., International Freight Systems (of Oregon), Inc., Green Acquisition Company, Inc., Highways & Skyways, Inc., Radiant Global Logistics (CA), Inc., On Time Express, Inc., Radiant Customs Services, Inc., 2062698 Ontario Inc., Radiant Global Logistics (Canada) Inc., Radiant Logistics Global Services, Inc., Navegate, Inc., Radiant World Trade Services, Inc., Centrade, Inc., Navegate Logistics, Ltd., Radiant Logistics Domestic Services, Inc., Navegate Domestic, LLC, and Radiant Logistics Partners, LLC.

The Credit Facility includes a $75.0 million accordion feature to support future acquisition opportunities. For general borrowings under the Credit Facility, the Company is subject to the maximum consolidated net leverage ratio of 3.00 and minimum consolidated interest coverage ratio of 3.00. Additional minimum availability requirements and financial covenants apply in the event the Company seeks to use advances under the Credit Facility to pursue acquisitions or repurchase its common stock.

The foregoing description of the Credit Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, a copy of which is filed herewith as Exhibit 10.1, and is incorporated by reference herein.

Amendment and Restatement of Existing Fiera Private Debt Fund IV LP Term Loan and Existing Fiera Private Debt Fund V LP Term Loan

The Company currently has two term loan facilities outstanding; one with Fiera Private Debt Fund IV LP (formerly, Integrated Private Debt Fund IV LP), as lender, for $29,000,000 and the other with Fiera Private Debt Fund V LP (formerly, Integrated Private Debt Fund V LP), as lender, for $10,000,000. Concurrently with entering into new Credit Facility, the Company amended and restated each such term loan to make the financial and other covenants in such term loans consistent with those contained in the new Credit Facility.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the $29,000,000 Credit Facilities Amended and Restated Loan Agreement, dated as of August 5, 2022, by and among Radiant Global Logistics (Canada) Inc., the affiliates of Radiant Global Logistics (Canada) Inc. a party thereto and Fiera Private Debt Fund IV LP and the $10,000,000 Credit Facilities Amended and Restated Loan Agreement, dated as of August 5, 2022, by and among Radiant Global Logistics (Canada) Inc., the affiliates of Radiant Global Logistics (Canada) Inc. a party thereto and Fiera Private Debt Fund V LP, which are filed herewith as Exhibits 10.2 and 10.3, respectively, and are incorporated by reference herein.

Intercreditor Agreement

The Lenders under the Credit Facility, on the one hand, and Fiera Private Debt Fund IV LP and Fiera Private Debt Fund V LP (collectively, “Fiera”), on the other hand, have entered into the First Lien Pari Passu Intercreditor Agreement, dated as of August 5, 2022 and acknowledged by the Company and its subsidiaries who are parties to such facilities (the “Intercreditor Agreement”). Pursuant to the Intercreditor Agreement, the Lenders and Fiera acknowledge that they both have first priority liens on substantially all of the assets of the Company and its subsidiaries who are parties to such facilities (“Shared Collateral”). The Intercreditor Agreement sets forth certain agreements between the Lenders and Fiera in dealing with such Shared Collateral, including notices of claims and defaults, enforcement actions upon any default and the disposition of any funds generated from any such enforcement actions or otherwise from the liquidation of any Shared Collateral upon any default.

The foregoing description of the Intercreditor Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, a copy of which is filed herewith as Exhibit 10.4, and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

On August 8, 2022, we issued a press release announcing the Credit Facility. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

No.	Description
10.1

Credit Agreement, dated August 5, 2022, by and among Radiant Logistics, Inc. and Radiant Global Logistics, Inc., as the Borrowers, the subsidiaries of the Borrowers, and Bank of America, N.A., Bank of Montreal, Keybank National Association, MUFG Union Bank, N.A., the Lenders, Bank of America, N.A. and BMO Capital Markets Corp.

10.2

$29,000,000 Credit Facilities Amended and Restated Loan Agreement dated August 5, 2022 by and among Radiant Global Logistics (Canada) Inc., 2062698 Ontario Inc., Radiant Logistics, Inc., Radiant Global Logistics, Inc., Adcom Express, Inc., Radiant Road & Rail, Inc., DBA Distribution Services, Inc., Radiant Trade Services, Inc., Radiant Transportation Services, Inc., Radiant Off-Shore Holdings LLC, Service by Air, Inc., International Freight Systems (of Oregon), Inc., Green Acquisition Company, Inc., Highways & Skyways, Inc., Radiant Global Logistics (CA), Inc., On Time Express, Inc., Radiant Customs Services, Inc., Radiant Logistics Global Services, Inc., Navegate, Inc., Radiant World Trade Services, Inc., Centrade, Inc., Navegate Logistics, Ltd., Radiant Logistics Domestic Services, Inc., Navegate Domestic, LLC, and Radiant Logistics Partners, LLC, and Fiera Private Debt Fund IV LP.

10.3

$10,000,000 Credit Facilities Amended and Restated Loan Agreement dated August 5, 2022 by and among Radiant Global Logistics (Canada) Inc., 2062698 Ontario Inc., Radiant Logistics, Inc., Radiant Global Logistics, Inc., Adcom Express, Inc., Radiant Road & Rail, Inc., DBA Distribution Services, Inc., Radiant Trade Services, Inc., Radiant Transportation Services, Inc., Radiant Off-Shore Holdings LLC, Service by Air, Inc., International Freight Systems (of Oregon), Inc., Green Acquisition Company, Inc., Highways & Skyways, Inc., Radiant Global Logistics (CA), Inc., On Time Express, Inc., Radiant Customs Services, Inc., Radiant Logistics Global Services, Inc., Navegate, Inc., Radiant World Trade Services, Inc., Centrade, Inc., Navegate Logistics, Ltd., Radiant Logistics Domestic Services, Inc., Navegate Domestic, LLC, and Radiant Logistics Partners, LLC, and Fiera Private Debt Fund V LP

10.4

First Lien Pari Passu Intercreditor Agreement, dated as of August 5, 2022, by and among Bank of America, M.A., Fiera Private Debt Fund IV LP and Fiera Private Debt Fund V LP, and acknowledged and agreed to by Radiant Logistics, Inc.

99.1	Press Release, dated August 8, 2022 announcing the Secured Facility
104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Radiant Logistics, Inc.

Date:	August 11, 2022	By:	/s/ Todd Macomber
Todd Macomber Senior Vice President and Chief Financial Officer